                               AMENDMENT NO. 2 TO
                                   SCHEDULE A
                          TO DELAWARE GROUP OF FUNDS*
                           FUND ACCOUNTING AGREEMENT



Delaware Group Adviser Funds, Inc.
          Corporate Income Fund
          Enterprise Fund
          Federal Bond Fund
          New Pacific Fund
          U.S. Growth Fund
          World Growth Fund

Delaware Group Cash Reserve, Inc.

Delaware Group Decatur Fund, Inc.
          Decatur Income Fund
          Decatur Total Return Fund

Delaware Group Delaware Fund, Inc.
          Delaware Fund
          Devon Fund

Delaware Group Equity Funds IV, Inc.
          Capital Appreciation Fund (New)
          DelCap Fund

Delaware Group Equity Funds V, Inc.
          Retirement Income Fund (New)
          Value Fund


     *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

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

Delaware Group Global & International Funds, Inc.
          Emerging Markets Fund (New)
          Global Assets Fund
          Global Bond Fund
          International Equity Fund

Delaware Group Government Fund, Inc.

Delaware Group Income Funds, Inc.
          Delchester Fund
          Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
          Limited-Term Government Fund
          U.S. Government Money Fund

Delaware Group Premium Fund, Inc.
          Capital Reserves Series
          Emerging Growth Series
          Equity/Income Series
          Global Bond Series (New)
          Growth Series
          High Yield Series
          International Equity Series
          Money Market Series
          Multiple Strategy Series
          Value Series

Delaware Group Tax-Free Fund, Inc.
          Tax-Free Insured Fund
          Tax-Free USA Fund
          Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Trend Fund, Inc.

Delaware Pooled Trust, Inc.
          The Aggressive Growth Portfolio
          The Defensive Equity Portfolio
          The Defensive Equity Small/Mid-Cap Portfolio (New)
          The Fixed Income Portfolio
          The Global Fixed Income Portfolio
          The High-Yield Bond Portfolio (New)

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

          The International Equity Portfolio
          The International Fixed Income Portfolio (New)
          The Labor Select International Equity Portfolio
          The Limited-Term Maturity Portfolio (New)
          The Real Estate Investment Trust Portfolio

DMC Tax-Free Income Trust - Pennsylvania

Dated as of: November 29, 1996
            -------------------

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

DELAWARE SERVICE COMPANY, INC.


By:  /s/ David K. Downes
     -------------------
        David K. Downes
        Senior Vice President/
        Chief Administrative Officer/
        Chief Financial Officer


                         DELAWARE GROUP ADVISER FUNDS, INC.
                         DELAWARE GROUP CASH RESERVE, INC.
                         DELAWARE GROUP DECATUR FUND, INC.
                         DELAWARE GROUP DELAWARE FUND, INC.
                         DELAWARE GROUP EQUITY FUNDS IV, INC.
                         DELAWARE GROUP EQUITY FUNDS V, INC.
                         DELAWARE GROUP GLOBAL & INTERNATIONAL
                          FUNDS, INC.
                         DELAWARE GROUP GOVERNMENT FUND, INC.
                         DELAWARE GROUP INCOME FUNDS, INC.
                         DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. DELAWARE GROUP PREMIUM FUND, INC.
                         DELAWARE GROUP TAX-FREE FUND, INC.
                         DELAWARE GROUP TAX-FREE MONEY FUND, INC.
                         DELAWARE GROUP TREND FUND, INC.
                         DMC TAX-FREE INCOME TRUST-PENNSYLVANIA


                              By: /s/ Wayne A. Stork
                                  ------------------
                                      Wayne A. Stork
                                      Chairman, President and
                                      Chief Executive Officer


                         DELAWARE POOLED TRUST, INC.


                              By:   /s/ Wayne A. Stork
                                    ------------------
                                        Wayne A. Stork
                                        Chairman

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